SAM Global Securities Limited

Index to Condensed Financial Statements

Pages

Statements of Income

2

Balance Sheets

4

Statements of Cash Flows

6

Statements of Changes in Shareholders’ Equity

8

Notes to Financial Statements

9

SAM Global Securities Limited

Condensed Statements of Income

(Unaudited)

For the quarter ended September 30, (Rs. in thousands, except per share data)	2007	2008	2008 Convenience translation into US$
Revenues:
Commission income	69,514	57,939	1,247
Proprietary trading, net	112,602	(8,570)	(185)
Interest and dividends	3,590	14,573	314
Other income	73	-	-
Total revenues	185,779	63,942	1,376
Expenses:
Exchange, clearing and brokerage fees	42,645	37,096	799
Employee compensation and benefits	13,066	23,397	504
Information and communication	1,866	2,614	56
Advertisement expenses	2,175	1,619	35
Depreciation and amortization	2,182	6,816	147
Interest expense	2,207	2,339	50
General and administrative expenses	7,532	15,343	330
Total expenses	71,673	89,224	1,921
Gain on sale of shares in exchange	-	-	-
Earnings before income taxes	114,106	(25,282)	(545)
Income taxes	34,157	(9,542)	(206)
Earnings after taxes	79,949	(15,740)	(339)
Share in profit of equity investee	(45)	(7,157)	(154)
Net income	79,904	(22,897)	(493)
Earnings per share:
Basic and diluted: Net income	8.00	(1.92)	(1.92)
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	11,934,741	11,934,741

                                                                                The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

Condensed Statements of Income

(Unaudited)

For the six months ended September 30, (Rs. in thousands, except per share data)	2007	2008	2008 Convenience translation into US$
Revenues:
Commission income	121,195	129,500	2,788
Proprietary trading, net	227,895	30,171	650
Interest and dividends	7,529	25,262	543
Other Income	73	-	-
Total revenues	356,692	184,933	3,981
Expenses:
Exchange, clearing and brokerage fees	72,873	85,267	1,836
Employee compensation and benefits	23,493	43,329	933
Information and communication	5,367	6,987	150
Advertisement expenses	4,689	13,437	289
Depreciation and amortization	4,206	12,278	264
Interest expense	3,481	4,256	92
General and administrative expenses	12,301	30,774	663
Total expenses	126,410	196,328	4,227
Gain on sale of shares in exchange	26,265	-	-
Earnings before income taxes	256,547	(11,395)	(246)
Income taxes	73,395	(4,435)	(96)
Earnings after taxes	183,152	(6,960)	(150)
Share in profit of equity investee	845	(7,207)	(155)
Net income	183,997	(14,167)	(305)
Earnings per share:
Basic and diluted: Net income	18.32	(1.19)	(1.19)
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	11,934,741	11,934,741

                                                                                The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Condensed Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2008	September 30, 2008	September 30, 2008 Convenience translation into US$
Assets
Cash and cash equivalents	42,226	19,052	410
Receivables from exchange and clearing organizations (net of allowance for doubtful debts of Rs. Nil as of March 31, 2008 and Rs Nil as of September 30, 2008)	56,004	28,372	611
Receivables from customers (net of allowance for doubtful debts of Rs. 2,500 as of March 31, 2008 and Rs. 7,500 as of September 30, 2008)	327,163	830,345	17,876
Due from related parties	612,827	74,096	1,595
Securities owned:
Marketable, at market value	10,048	11,577	249
Not readily marketable, at estimated fair value	25,000	25,000	538
Investments	11,245	3,823	82
Deposits with clearing organizations and others	188,780	155,075	3,340
Membership in exchanges owned, at cost (market value of Rs. 4,560 as of March 31, 2008 and Rs. 4,508 as of September 30, 2008)	2,036	2,036	44
Property and equipment (net of accumulated depreciation of Rs. 18,992 as of March 31, 2008 and Rs. 29,463 as of September 30, 2008 )	45,150	86,735	1,867
Intangible assets (net of accumulated amortization of Rs. 6,309 as of March 31, 2008 and Rs. 8,137 as of September 30, 2008)	6,180	5,645	122
Deferred taxes, net	1,803	6,239	134
Other assets	1,803	208,858	4,496
Total Assets	1,412,857	1,456,853	31,364

Liabilities and Shareholder’s Equity
Payable to broker-dealers	9,753	12,602	272
Payable to customers	453,440	436,149	9,390
Due to related parties	17,237	604	12
Derivatives held for trading	9,370	-	-
Accounts payable, accrued expenses and other liabilities	29,788	27,695	597
Overdraft facilities balances	74,296	55,066	1,185
Deferred taxes, net	-	-	-
Total Liabilities	593,884	532,116	11,456
Commitments and contingencies (Note 17)

                                                                The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Condensed Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2008	September 30, 2008	September 30, 2008 Convenience translation into US$
Shareholders' Equity
Common Stock
(13,010,000 equity shares authorized; 11,730,083 and 11,981,442 equity shares issued and outstanding as of March 31, 2008 and September 30, 2008; par value Rs. 10)	117,301	119,814	2,579
Additional paid in capital	236,535	353,953	7,620
Retained earnings	465,137	450,970	9,709
Total Shareholders' Equity	818,973	924,737	19,908
Total Liabilities and Shareholders' Equity	1,412,857	1,456,853	31,364

                                                                The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Condensed Statements of Cash Flows

(Unaudited)

For the six months ended September 30, (Rs. in thousands)	2007	2008	2008 Convenience translation into US$
Cash flows from operating activities
Net profit	183,997	(14,167)	(304)
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	4,206	12,278	264
Gain on sale of shares in exchange	(26,265)	-	-
Share in profit of equity investee	(845)	7,207	155
(Gain) / loss on sale of property, plant and equipment	(73)	(22)	(1)
Deferred tax expense / (benefit)	134	(4,436)	(96)
Fair value (gain) / loss on trading securities	(61)	5,397	116
Provision for doubtful debt	-	7,500	161
Provision for gratuity	182	733	16
Changes in assets and liabilities:
Receivables from exchange and clearing organizations	(36,370)	27,632	595
Receivables from customers	(351,529)	(510,683)	(10,994)
Due from related parties	(38,458)	538,731	11,598
Due to related parties	8,558	(16,634)	(359)
Securities owned	(5,153)	(6,926)	(149)
Derivatives held for trading	267	(9,370)	(202)
Deposits with clearing organizations and others	(75,499)	33,705	726
Other assets	(70,633)	(124,462)	(2,679)
Payable to broker-dealers and clearing organizations	26,122	2,850	61
Payable to customers	227,191	(17,291)	(372)
Accrued expenses	16,376	(2,827)	(61)
Net cash provided by operating activities	(137,853)	(70,785)	(1,525)

Cash flows from investing activities
Purchase of property and equipment	(5,885)	(45,634)	(982)
Sale of shares in exchange	47,440	(7,207)	(155)
Acquisition of intangible assets	(868)	(422)	(9)
Proceeds from sale of property and equipment	323	173	4
Net cash used in investing activities	41,010	(53,090)	(1,142)

                                                                        The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Condensed Statements of Cash Flows

For the six months ended September 30, (Rs. in thousands)	2007	2008	2008 Convenience translation into US$
Cash flows from financing activities
Net movement in overdraft facilities balances	94,935	(19,230)	(414)
Proceed from issue of share capital	-	119,931	2,582
Net cash provided by financing activities	94,935	100,701	2,168

Net increase in cash and cash equivalents during the period	(1,908)	(23,174)	(499)
Add : Balance as of beginning of the period	18,074	42,226	909
Balance as of end of the period	16,166	19,052	410

                                                                            The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

Condensed Statements of Changes in Shareholders’ Equity

(Unaudited)

                                                            Six months ended September 30, 2007

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Retained earnings	Total
	Shares	Par value
Balance as of March 31, 2007	10,000,057	100,001	-	208,121	308,122
Net income for the period			-	183,997	183,997
Balance as of September 30, 2007	10,000,057	100,001	-	392,118	492,119

                                                            Six months ended September 30, 2008

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Retained earnings	Total
	Shares	Par value
Balance as of March 31, 2008	11,730,083	117,301	236,535	465,137	818,973
Net income for the period				(14,167)	105,763
Balance as of September 30, 2008	11,981,442	119,814	353,952	450,970	924,736
Balance as of September 30, 2008 Convenience translation into US$		2,579	7,620	9,709	19,908

                                                          The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

1.

Description of Business

SAM Global Securities Limited (the “Company” or “SAM Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the Bombay Stock Exchange Limited (“BSE”) in the capital market and trading and clearing member in the futures and options market. The Company provides depository participant services through Central Depository Services (India) Limited. The Company’s shares are listed on the Guwahati Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services and depository services.

2.

Summary of Significant Accounting Policies

Interim financial information

The accompanying condensed financial statements of SAM Global Securities Limited as of Sep 30, 2008 and for the three months ended Sep 30, 2008 and 2007 are unaudited. In the opinion of management, the condensed financial statements include all adjustments that management considers necessary for a fair statement of its financial position, operating results and cash flows for the interim periods presented. Operating results and cash flows for interim periods are not necessarily indicative of results for the entire year. The condensed balance sheet as of March 31, 2008, was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted ("GAAP") in the United States of America. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended March 31, 2008.

For the convenience of the reader, the financial statements as of and for the Six month ended Sep 30, 2008 have been translated into U.S. dollars (US$) at US$1.00 = Rs. 46.45 based on the noon buying rate on Sep 30, 2008 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all.

Earnings Per Share

In accordance with the provisions of SFAS 128, "Earnings Per Share", basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period.  The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 became effective beginning April 1, 2007 for us. The adoption of FIN 48 did not result in a cumulative effect adjustment to retained earnings as of April 1, 2007.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 157 will have on the financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 (“FSP FIN 39-1”). FSP FIN 39-1 modifies FIN No. 39, Offsetting of Amounts Related to Certain Contracts, and permits companies to offset cash collateral receivables or payables with net derivative positions. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007 which is fiscal year commencing April 1, 2008 for us with early adoption permitted. The Company in the process of evaluating the impact  FSP FIN 39-1 will have on the Company’s financial statements.

In June 2007, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). The intent of SOP 07-1 is to clarify which entities are within the scope of the AICPA Audit and Accounting Guide, Investment Companies (the “Guide”). Financial Accounting Standards Board (“FASB”) has agreed to propose an indefinite delay of the effective dates of SOP 07-1. The Company in the process of evaluating the impact SOP 07-1 will have on the Company’s financial statements.

In December 2007, FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51 (SFAS 160). SFAS 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This Statement requires the recognition of a non-controlling interest as equity in the consolidated financial statements and separate from the parent’s equity. Purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. The company will be required to adopt this new Statement prospectively to all non-controlling interest, including any that arose before the effective date, for fiscal years, beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited. The Company in the process of evaluating the impact SFAS 160 will have on the Company’s financial statements.

In December 2007, FASB issued SFAS No. 141 (Revised 2007), Business Combinations (SFAS 141R). This Statement replaces SFAS No. 141, Business Combinations. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed including contingencies and non-controlling interest in the acquiree, at the acquisition date, measured at their fair value, with limited exceptions specified in the statement. In a business combination achieved in stages, this Statement requires the acquirer to recognize the identifiable assets and liabilities as well as the non-controlling interest in the acquiree at full amounts of their fair values. This Statement requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. The company will be required to apply this new Statement prospectively to business combinations consummated in fiscal years beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited.

In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133 (SFAS 161). SFAS 161 requires enhanced disclosures on derivative and hedging activities by requiring objectives to be disclosed for using derivative instruments in terms of underlying risk and accounting designation. This Statement requires disclosures on the need of using derivative instruments, accounting of derivative instruments and related hedged items, if any, under SFAS 133 and effect of such instruments and related hedge items, if any, on the financial position, financial performance and cash flows. The company will be required to adopt this new Statement prospectively, for fiscal years beginning after November 15, 2008 which is fiscal year commencing April 1, 2009 for us. The Company in the process of evaluating the impact SFAS 161 will have on the Company’s financial statements.

3.

Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2008	September 30, 2008	September 30, 2008
			US $
Equity shares	10,048	11,577	249
Total	10,048	11,577	249

Securities consist of trading securities at fair value, as follows:

As of	March 31, 2008	September 30, 2008	September 30, 2008
			US $
Equity shares	25,000	25,000	538
Total	25,000	25,000	538

4.

Other Assets

Other assets consist of:

As of	March 31, 2008	September 30, 2008	September 30, 2008
			US $
Security deposits paid	6,317	6,568	141
Advance tax, net	62,083	64,008	1,378
Prepaid expenses	3,251	3,402	73
Interest accrued but not due	1,633	1,448	31
Employee receivables	249	83	2
Advances other	10,862	133,349	2,871
Total	84,395	208,858	4,496

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax, net off amount of provision for income tax.

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, satellite link charges, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for electricity connections and assets taken on operating lease.

Advances to suppliers primarily includes amount paid as advance against advertisement expenses to Bennett Coleman & Co Ltd amounting to Rs.119,931.

5.

Property and Equipment

Property and equipment consist of:

As of	March 31, 2008	September 30, 2008	September 30, 2008 US $
Building	1,620	1,620	35
Equipment	7,551	15,373	331
Furniture and fixtures	18,786	47,824	1,030
Computer hardware	33,202	48,398	1,042
Vehicle	2,983	2,983	64
Total property and equipment	64,142	116,198	2,502
Less: Accumulated depreciation	18,992	29,463	635
Total property and equipment, net	45,150	86,735	1,867

Depreciation expense amounted to Rs. 5,945 and Rs. 10,450 for the three and six months ended September 30, 2008 respectively. Depreciation expense amounted to Rs. 1,481 and Rs. 2,830 for the three and six months ended September 30, 2007 respectively.Rs.21 from accumulated depreciation has been recognized as Profit on sale of property & equipment as these assets has been sold on purchase value.

6.

Intangible Assets

Intangible assets consist of:

As of	March 31, 2008	September 30, 2008	September 30, 2008 US $
Intangible assets subject to amortization
Software	12,489	13,782	297
Total intangible assets	12,489	13,782	297
Less: Accumulated amortization	6,309	8,137	175
Total intangible assets, net	6,180	5,645	122

Amortization expense amounted to Rs. 871 and Rs. 1,828 for the three and six months ended September 30, 2008 respectively. Amortization expense amounted to Rs. 701 and Rs. 1,376 for the three and six months ended September 30, 2007 respectively.

7.

Overdraft Facilities

The Company’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 74,296 and Rs. 55,066 at average effective interest rates of 12.5% and 11.73%, as of March 31, 2008 and September 30, 2008, respectively. Deposits have been placed by the Company with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”. Refer note 15 for assets pledged as collateral.

8.

Exchange, Clearing and Brokerage fees

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 1,183 and Rs. 12,600 for the three and six months ended September 30, 2008 respectively. The securities transactions tax in respect of proprietary trading amounted to Rs. 61,444 and Rs. 111,782 for the three and six months ended September 30, 2007 respectively. Previously ‘STT’ had been considered in calculating current tax as a part of advance tax.

9.

Revenue

Market development fees of Rs. Nil and Rs. 28,000 for the three and six months ended September 30, 2008 is included in the proprietary trading. Market development fees of Rs. 101,200 and Rs. 183,700  for the three and six months ended September 30, 2007 is included in the proprietary trading.  This amount is earned for the efforts of the Company for development of securities market pursuant to an agreement.

10.

Investments

Investments consist of:

As of	March 31, 2008	September 30, 2008	September 30, 2008 US $
Investments accounted for by equity method	7,422	-	-
Investments carried at cost	3,823	3,823	82
Total	11,245	3,823	82

As part of its corporate strategy and in the normal course of its business, the Company makes investments in the equity of companies which are engaged in businesses similar to Company’s core business.

Earlier SAM Global held 9,400 shares, representing 26.8% interest in Pullin Investment Private Limited ("Pullin"). The Company had accounted for its share of equity in earnings/ (losses) of Pullin under equity method of accounting. Now these shares have been sold out on 16 Aug, 2008 hence no further need for equity accounting.

Earlier SAM Global held 12,000 shares, representing 26.8% interest in Abhichaya Investment Private Limited ("Abhichaya"). The Company had accounted for its share of equity in earnings/ (losses) of Abhichaya under equity method of accounting. Now these shares have been sold out on 16 Aug ,2008hence no further need for equity accounting.

SAM Global holds 460,000 shares, representing 5.2% interest in SMC Global Securities Limited (‘SMC Global”). The Company accounts for its investment in SMC Global under cost method of accounting. The market value of SMC Global’s equity shares is not readily determinable. The carrying amount of investment is Rs. 3,823 as of March 31, 2008 and September 30, 2008.

11.

Accounts Payable,  Accrued Expenses and Other Liabilities

As of	March 31, 2008	September 30, 2008	September 30, 2008 US $
Advance AMC charges	8,627	10,525	228
Accrued payroll	-	5689	122
Accrued expenses	19,262	8,836	190
Provision for stamp duty	97	110	2
Provision for gratuity	1,802	2,535	55
Total	29,788	27,695	597

12.

Employee Benefits

The Gratuity Plan

Net gratuity cost for the three months ended September 30, 2007 and 2008 comprises the following components:

Quarter ended September 30,	2007	2008	2008 US $
Service cost	84	150	3
Interest cost	7	35	1
Amortization	-	-	-
Expected return on assets	4	439	9
Net gratuity costs	95	624	13

Net gratuity cost for the six months ended September 30, 2007 and 2008 comprises the following components:

Six months ended September 30,	2007	2008	2008 US $
Service cost	168	285	6
Interest cost	14	66	1
Amortization	-	-	-
Expected return on assets	-	837	18
Net gratuity costs	182	1,188	25

The company has contributed Rs. Nil and Rs. Nil in the three and six months ended September 30, 2008 respectively and expects to contribute approximately Rs. 1,467 to the gratuity trust during the remainder of fiscal 2008.

Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 665 and Rs. 1,224 for the three and six months ended September 30, 2008 respectively.

The Company’s contribution towards the provident fund amounted to Rs. 474 and Rs. 760 for the three and six months ended September 30, 2007 respectively.

13.

Income Taxes

The effective tax rate was 33.99% and 33.99% for the three and six months ended September 30, 2008 respectively. The effective tax rate was 46.8%  and 28.6% for the three and six months ended September 30, 2007 respectively.

The company’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2006-07 and onwards. The Company continues to recognize interest and penalties related to income tax matters as part of the income tax provision.

14.

Collateral and Significant Covenants

Amounts that the Company has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March31, 2008	September 30, 2008	September 30, 2008 US $
Fixed deposits	186,125	154,000	3,315
Total	186,125	154,000	3,315

These fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

15.

Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended September 30, (in %)	2007	2008
Revenue from top two customers	4.1	2.8
Revenue from top five customers	6.9	4.3
Revenue from top ten customers	10.0	6.2

Six months ended September 30, (in %)	2007	2008
Revenue from top two customers	4.1	2.6
Revenue from top five customers	6.3	4.0
Revenue from top ten customers	8.8	5.9

16.

Commitments and Contingent Liabilities

a) Operating Leases

SAM Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 5,059 and Rs.10,413 for the three and six months ended September 30, 2008 respectively. Rental expense amounted to Rs. 452 and Rs. 830 for the three and six months ended September 30, 2007 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2008 and September 30, 2008, guarantees of Rs 410,000 and Rs. 500,000 are provided by various banks to exchange clearing houses on behalf of the Company, in the ordinary course of business, as a security for due performance and fulfillment by the Company of its commitments and obligations.

As of March 31, 2008 and September 30, 2008, the Company has provided corporate guarantees of Rs. 200,000 and Rs. 200,000 respectively to banks for guarantees issued by banks for SMC Comtrade Limited to exchange clearing houses, in the ordinary course of business.

As of March 31, 2008 and September 30, 2008, the Company has provided corporate guarantees of Rs. 1,050,000 and Rs. 1,050,000 respectively to banks for guarantees issued by banks for SMC Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charges  commission as consideration to issue the guarantees, The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount, The Company recognizes commission expense over the period of the guarantee and classify in the income statement under ‘interest expense’. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Company to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

The Company is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Company’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. The Company establishes reserves for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.” As litigation and the resolution of regulatory matters are inherently unpredictable, the Company cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Company believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Company.

Show Cause Notice (“SCN”) dated November 23, 2004, December 6, 2004 and November 17, 2006 from SEBI

There was a sharp fall in the Indian stock market on May 17, 2004. SEBI alleged that sale transactions of SAM Global on this day had significant impact on lowering the price of significant number of the selected scrips and Nifty Futures on a large number of occasions and the sell orders placed by it appear to have added to the momentum of such fall and aggravated the market crisis.

In addition to the aforesaid allegations, SEBI has alleged certain other irregularities, pursuant to inspections conducted on SAM Global.

SEBI had asked the Company to show cause as to why appropriate action under SEBI Act and Regulations should not be taken against the Company.

The Company has submitted its response, denying the allegations. The Company has submitted that it has carried out bonafide transactions and followed rules and regulations in respect of dealings on May 17, 2004. There was no motive behind the Company’s transactions to artificially depress the prices of securities. The other irregularities alleged are not sustainable and even in cases when these exist; the lapses were nominal and administrative in nature. SEBI has not responded to the Company in this regard and the matter is pending with SEBI. The Company has filed an application for consent before the SEBI in September 2007.The terms of consent proposes abatement of proceedings against the Company on payment of specified monetary amount. SEBI has accepted the consent proposal in Sep 2008 subject to payment of Rs. 1,500 as settlement charges, which the Company has paid on Sep 24, 2008.

Order by SEBI dated October 5, 2005 in the matter of Digital Stock

SEBI has alleged irregularities in sub-broker operations and directed to review the Company to review systems and procedures and confirm to SEBI that all the operations are within the framework of SEBI regulations, rules and guidelines.

The Company has responded to SEBI that it has carried out comprehensive review of all systems and procedures and has ensured that the same are in compliance with all the SEBI Act, Rules and Regulations as well as directives and guidelines of SEBI.

Further, SEBI vide their SCN dated 25/06/2008 under Rule 4, appointed an adjudication officer, to adjudicate the matter. The Company has filed an application for consent before the SEBI in September 2007.

Subsequent Events

The Board of Directors of the Company passed a resolution on April 18, 2008 for the amalgamation of SAM Global Securities Limited (“SAM”) with SMC Global Securities Limited (“SMC”). The Board of Directors of SMC also approved the resolution of amalgamation.

Under the scheme of amalgamation prepared under sections 391 and 394 and other applicable provisions of the Companies Act in India, the shareholders of SAM will receive one equity share of the face value of Rs. 10 each of SMC for every six fully paid up shares of SAM. The scheme will require approval of shareholders/creditors of companies, stock exchanges where the shares of the Company are listed, Securities and Exchange Board of India and other regulatory authorities. Under the Companies Act in India, the scheme will require the consent of High Court of Delhi in order to be effective.